UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
July 2, 2005

Aastrom Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	0-22025 (Commission File No.)	94-3096597 (I.R.S. Employer Identification No.)

24 Frank Lloyd Wright Drive
P.O. Box 376
Ann Arbor, Michigan 48106
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(734) 930-5555

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
SIGNATURES

Item 1.01 Entry into a Material Definitive Agreement.

     Aastrom Biosciences (the “Company”) has entered into an employment agreement with Gerald D. Brennan, Jr. effective as of July 2, 2005 pursuant to which Mr. Brennan will serve as Vice President Administrative and Financial Operations and Chief Financial Officer of the Company. Mr. Brennan’s annual salary will initially be $212,500, subject to annual review and adjustment. Mr. Brennan will be eligible for (i) grants of stock options or other equity incentives awarded at the discretion of the Board of Directors, (ii) customary fringe benefits (such as vacation, sick leave and health insurance coverage) and (iii) a temporary living allowance (until the earlier of the relocation of his principal residence or December 31, 2005) and reimbursement of up to $60,000 of relocation costs.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 5, 2005

AASTROM BIOSCIENCES, INC.
By:	/s/ R. Douglas Armstrong, Ph.D.
R. Douglas Armstrong, Ph.D.
Chairman and Chief Executive Officer

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